Exhibit 99.1

 Company presentation  December 2015

 2  Forward Looking Statements  Statements made by representatives of Northern Oil and Gas, Inc. (“Northern” or the “Company”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to crude oil and natural gas prices; the pace of drilling and completions activity on our properties, our ability to raise or access capital; general economic or industry conditions, nationally and/or in the communities in which the Company conducts business; changes in the interest rate environment; legislation or regulatory requirements; conditions of the securities markets; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; other economic, competitive, governmental, regulatory and technical factors affecting our operations, products and prices; and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Northern undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

 find a place to hide in the storm  3

"NON-OP"…..WHAT IS IT?

Northern Oil & Gas Inc.

- Do not drill or operate wells
- We own minority leasehold/working interest (WI) percentage in Drilling Spacing Units (DSU)
- Operator of the DSU initiates/proposes drill schedule
- State law requires the operator of the DSU to send all minority Leasehold/WI owners in the DSU a well proposal
  - State law and Forced Pooling advantages for Non-Op participants
  - No mandate for minority WI owners to participate
  - Option to participate "heads-up" with the operator for our WI percentage, or non-consent the proposal
  - No long-term rig, frac, sand or takeaway contracts
- Ability to control large acreage postion, substantial production profile, and high-quality reserves with only 20 employees
- Diversifed among the best opertors in the Williston Basin

4

 Benefits of non-op   5

 consent or non-consent a well  6    Non-ConsentAcreage still HBP even multiple zones with single wellRetain right to participate in other wells/zones in DSUEach well in unit is a standalone decision

   Source: Company information for producing wells as of June 30, 2015.  Participating well locations  “Core” Inventory:200+ Net Locations$35 - $50 WTI BreakevenAvg AFE: ~$7.3 millionAvg EUR: ~750+ MBOE    7

    8   Northern Average Well Profile by Year, Proposed IP Rates up 30% from 2014   Well productivity continues to improve

 Disciplined investment decisions   9   Average YTD IRR on consented wells of 38%, average for non-consented wells of 9%  43% Increase  16% Decrease  Ave EUR for 1280 acre DSUsThrough 9/30/15

 Liquidity profile  10  $550 million borrowing base reaffirmed – October 20159/30/15  Liquidity of$ 387 Million

 crude oil Hedges        SWAPS       Contract Period    Volume (Bbls)    Weighted Average Price (per Bbl)  2015:          Q4    990,000    $89.82  2016:          Q1    450,000    $90.00  Q2    450,000    $90.00  Q3    450,000    $65.00  Q4    450,000    $65.00  11

 LOWER COSTS IMPROVING Performance     12  Well Costs ($MM)  Cash Operating Costs ($/Boe)

 Low Unit costs   13  TPLM data is TTM as of 7/31/2015  TTM Q3’15 Unit Costs per BOE (1)    $14.46  $16.53  $17.10  $19.70  $32.05  $19.72

 High cash operating margin  14  Realized Price is defined as oil, gas and NGL sales, including the effects of realized hedging gains or losses. Data as of 9/30/15.Cash Operating Margin is defined as oil and gas sales, including settled derivatives, less production expenses, production taxes and cash G&A.TPLM data is TTM as of 7/31/2015  NOG Historical Cash Operating Margins per BOE (1)(2)  TTM Q3’15 Peer Cash Operating Margins per BOE (1)(2)

 High-Quality Acreage portfolio  15  North Dakota  Montana  Includes acreage classified as held by production, held by operations or developed.   Net Acres By County   Northern Net Acreage Summary  Total Net Acreage: 169,000 (as of 9/30/2015)ND: 137,200 Net AcresMT: 31,900 Net Acres  A Solid Foundation

 Partnered with leading operators  16  Percentage of Producing Wells – By Operator  Less Than 2%    Between 2% and 3%        Top 10 Operators  1  Slawson Exploration  2  Continental Resources  3  Whiting Petroleum  4  Hess  5  Oasis Petroleum  6  EOG Resources  7  XTO  8  ConocoPhillips  9  Statoil  10  Emerald Oil, Inc.

HIGH INTENSITY COMPLETIONS

Northern Oil & Gas Inc.

Completion Trends:

- ~80% of new consented wells are planned high intensity completions
- ~25% increase in EURs with new completion design
- 2016 per-well productivity expected to improve



High Intensity Completions
High Volume Proppant
Slickwater

Source: NDIC and DrillingInfo

17

 Improved recoveries across the basin  18  North Dakota Play to Date Completion Comparison  27% Uplift  19% Uplift  NOG Internal Estimates

EMBRACING THE CHALLENGES

Northern Oil & Gas Inc.

- **Capital Discipline**
  - 2015 budget down 74% vs. 2014 actual capex spend
  - 2015 production expected to be flat vs. 2014 levels
- **Maintain Liquidity**
  - $387 million of available liquidity (up $18 million versus prior quarter)
  - 8% senior notes do not mature until 2020
  - Allocate capital only to high IRR opportunities
- **Improving Operational Efficiencies**
  - Weighted Average AFE Cost ~$7.7 mm – Down ~16% vs. 2014
  - 3Q 2015 Cash Costs per BOE down 29% vs. 3Q 2014
  - Exposure to high intensity completions helping to drive per well productivity improvements
- **Resilient Asset Strength & Inventory**
  - 200+ net locations with breakeven pricing from $35 - $50 WTI
  - At current rate - 10+ years of inventory

19

2015 GUIDANCE & RECENT DEVELOPMENTS

Northern Oil & Gas Inc.

Capital Expenditures:

Drilling and Completion	$120 million
Acreage & Other	$20 million

Production:

Total Production	~5.8 MMBoe

Operating Expenses for 4Q15

LOE ($ per Boe)	$8.50 – $8.75
Tax (% of Oil & Gas Revenue)	10.5%
Total G&A ($ per Boe)	$4.30
Cash G&A	$2.00
Non-Cash G&A	$2.30

Average Differential for 4Q15

NYMEX WTI	($9.00) to ($11.00)

Revenue Charge in 4Q15

$3.8 million revenue reduction due to a decrease in ownership interests in connection with two leasehold title dispute matters

Capital Expenditures & Production



$600
$500
$400
$300
$200
$100
$0
Capital Expenditures ($ millions)
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Ave Daily Production (Boe)
$537
15,794
Production Flat
~15,800
CapEx Decreases 74%
$140
2014 (Actual)
2015 (Estimate)
Cap Ex
Production

Capital Expenditures by Quarter



$70
$60
$50
$40
$30
$20
$10
$0
Capital Expenditures ($ millions)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Ave. Daily Production (Boe)
17,985
16,988
16,610
15,844
14,000
$60
$45
$33
$27
$25
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015E
Cap Ex
Production

20

 Why Northern today?  21  ENDURANCE  DURABILITY  OPTIONALITY  Northern’s non-op business modelAccess to core acreage and best in class operatorsConsent v Non-Consent capital allocation processLiquidityAbility to adjust spending up or down based on rate of return

 APPENDIX: Supplemental information  22

 CORPORATE PROFILE  23  As of 10/31/2015As of 12/3/15As of 9/30/15As of 12/31/14     NYSE MKT:  NOG      Shares Outstanding (Fully-Diluted)(1)  ~62.9 million  Market Capitalization(2)  ~$302 million  Enterprise Value(2)  ~$1,180 billion  Adjusted EBITDA (TTM)  $291.2 million  Net Producing Wells(3)  201.9 net  Average Q3 2015 Daily Production  15,844 Boepd  Production (2015 Estimate)  ~5.8 MMBoe   Oil    (87%)   Natural Gas    (13%)  Proved Reserves(4)  100.7 MMBoe   % Proved Developed  51%   % Oil  88%  Net Acreage  169,000 acres

 production and cash flow  24  Adjusted EBITDA ($ millions)  Adjusted EBITDA 72% CAGR  Annual Production 67% CAGR  Annual Production (Boepd)  Cash Flow from Operation ($ millions)  Growth in production, cash flow, and EBITDA through cyclesFocus capital on high return, organic growth, funded by cash flow and prudent financial leverageMaintain a strong balance sheet and liquidity position

 Williston Basin activity  25  Daily Production (Mboe/d)  Active Horizontal Rig Count  NDICAnnualized figure based on actual data through August 2015  North Dakota Wells Spud(1)  North Dakota Monthly Wells Spud and Rig Count(1)   North Dakota Active Horizontal Rig Count and Production(1)  Actual  Est.

 Getting production to market  26  NDIC  Takeaway Capacity (Mbopd) (1)  Takeaway Capacity Options  Pipeline and rail provide multiple destinations for Bakken crudeNew pipelines in 2016/2017 provide excellent optionality for low cost transportationGiven the pipe and rail options, there is ample capacity for Bakken crude production

HISTORICAL OPERATING INFORMATION

Northern Oil & Gas Inc.

	Year Ended December 31,				First 9 months
	2011	2012	2013	2014	2015
Production					
Oil (MBbls)	1,792.0	3,465.3	4,046.7	5,150.9	3,904.8
Natural Gas and NGLs	800.2	1,768.9	2,572.3	3,682.8	3,559.6
Total Production (Mboe)	1,925.3	3,760.1	4,475.4	5,764.7	4,498.1
Realized Oil Price, including settled derivatives ($ / Bbl)	$ 78.53	$ 83.11	$ 84.89	$ 77.70	$ 69.47
Realized Natural Gas and NGL Price ($ / Mcf)	6.63	4.67	5.24	6.38	1.68
Total Oil & Gas Revenues, including settled derivatives (millions)	$ 146.0	$ 296.2	$ 357.0	$ 423.7	$ 277.2
Adjusted EBITDA (millions)	$ 112.3	$ 225.3	$ 268.0	$ 309.6	$ 209.6
Key Operating Statistics ($ / Boe)					
Average Realized Price	$ 75.85	$ 78.79	$ 79.77	$ 73.51	$ 61.63
Production Expenses	6.77	8.61	9.35	9.66	8.97
Production Taxes	7.43	7.58	7.81	7.58	3.85
General & Administrative Expenses-Cash	3.87	2.73	2.63	2.57	2.22
Total Cash Costs	$ 18.07	$ 18.92	$ 19.79	$ 19.81	$ 15.04
Operating Margin ($ / Boe)	$ 57.78	$ 59.87	$ 59.98	$ 53.70	$ 46.59
Operating Margin %	76.2%	76.0%	75.2%	73.1%	75.6%

27

Cash operating margin reconciliation   ($/Boe, except % Margin)              Year  Realized Price*  Production Expense  Production Taxes  Cash G&A  Margin  % Margin  2010  66.39  3.70  6.16  4.09  52.44  79.0%  2011  75.85  6.77  7.43  3.88  57.77  76.2%  2012  78.79  8.61  7.58  2.64  59.96  76.0%  2013  79.77  9.35  7.81  2.63  59.98  75.2%  2014  73.51  9.66  7.58  2.57  53.70  73.1%  2015 (Q3 TTM)  63.21  9.20  4.85  2.31  47.33  75.0%                28  *Realized Price: Including effect of settled hedges.

 adjusted ebitda by quarter                     Quarter Ended                           September 30,   June 30,   March 31,   December 31,     In thousands                 2015   2015   2015   2014                             Net Income                  $(323,242)   $(250,061)   $(229,739)   $103,584    Add Back:                            Interest Expense                 16,154    14,388    11,737    11,258     Income Tax Provision                 (78)    (66,867)    (135,480)    62,967     Depreciation, Depletion, Amortization and Accretion                  36,671    36,746    45,213    48,926     Impairment of Oil and NaturalGas Properties                 354,423    281,964    360,429   -    Non- Cash Share Based Compensation                 1,141    1,050    1,030    739     Unrealized Loss (Gain) on Derivative Instruments                 (8,409)    53,193    14,331    (145,842)       Adjusted EBITDA              $71,660   $70,414   $67,522   $81,627                             29

 adjusted ebitda by year    2014  2013  2012  2011  2010                   (In Thousands)               Net Income   $ 163,746    $ 53,067    $ 72,285    $ 40,611    $ 6,917      Add Back:               Interest Expense   42,106    32,709    13,875    586    583      Income Tax Provision    99,367    30,768    43,002    26,835    4,419      Depreciation, Depletion, Amortization and Accretion   172,884    124,383    98,923    41,170    17,083      Non-Cash Share Based Compensation   2,759    4,799    12,382    6,164    3,566      Unrealized Loss (Gain) on Derivative Instruments   (171,276)   21,259   (15,147)   (3,072)   14,545      Adjusted EBITDA  $309,586  $267,985  $225,320  $112,294  $47,113                                30